Exhibit 10.3

[***] Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

COLOCATION FACILITIES AGREEMENT

SECOND AMENDMENT

This Second Amendment to the Colocation Facilities Agreement (this “Second Amendment”) is made by and between the undersigned parties pertaining to the Colocation Facilities Agreement (the “CFA”) and its attached exhibits, including the Service Level Agreement (the “SLA”), entered into between the parties on or around August 10, 2017, the amendment entered into between the parties on or around July 31, 2018 (the “First Amendment”), the addendum entered into between the parties on or around July 31, 2018 (the “Customer Data Addendum”) (collectively, the “Agreement”), which Agreement is hereby ratified as provided below.

1.Definitions.  Capitalized terms not defined herein have the meaning provided in the CFA.

2.Amended Language.

2.1Section 8.2 of the CFA is hereby deleted in its entirety and replaced with the following:

“8.2 Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, OR ANY CUSTOMER REPRESENTATIVE, ANY THIRD PARTY OR OTHERWISE, FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOST REVENUE, LOST PROFITS, LOSS OF TECHNOLOGY, LOSS OF DATA, NON-DELIVERIES, OR IN ANY WAY RELATED TO THE COLOCATION SPACE, SERVICES OR ANY ASPECT OF CUSTOMER’S BUSINESS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. IN NO EVENT WILL EITHER PARTY’S AGGREGATE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT UNDER ANY THEORY OF LIABILITY EXCEED [***].  THESE LIMITATIONS SHALL APPLY DESPITE THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY.  THE PROVISIONS OF THIS SECTION SHALL NOT APPLY TO INDEMNITY OBLIGATIONS, GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT, FRAUD, PERSONAL INJURY OR WRONGFUL DEATH, OR BE INTERPRETED TO REDUCE COMPENSATION WHICH IS OTHERWISE DUE TO SWITCH.”

2.2Section 9.1 of the CFA is hereby deleted in its entirety and replaced with the following:

“9.1 [***]

2.3Section 9 of the SLA is hereby deleted in its entirety and replaced with the following:

“9. [***]

2.4Section 18 of the First Amendment is hereby deleted in its entirety and replaced with the following:

“18. Service Credits.  In the event of unavailability or failure of the Colocation Space, Customer will receive Service Credits as set forth in the Service Level Agreement (“SLA”) attached hereto as Exhibit A. [***].  Customer acknowledges and agrees that Customer’s sole and exclusive remedies regarding the Colocation Space and failure to meet any guaranteed service levels are those provided in the SLA.  [***]

2.5Section 23 of the First Amendment is hereby deleted in its entirety and replaced with the following:

“23. Force Majeure.  Except for the payment of money which will be provided as soon as practicably possible in the event of a force majeure, neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including acts of war, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, loss of the Premises (in whole or part) for any reason, governmental act or failure of the Carrier or the Internet.  [***]

2.6Section 5 of the Customer Data Addendum is hereby deleted in its entirety and replaced with the following:

“5. Standards.  Switch incorporates all reasonable and appropriate methods and safeguards to ensure the security, confidentiality, integrity, availability, and privacy of Customer Data accessed by Switch.  Switch will adhere to applicable information security best practices as identified in International Organization for Standardization 27001 (ISO/IEC 27001) or other applicable authoritative sources (e.g. SSAE18 SOC1, SO C2, PCI, HIPAA/HITECH, and EU/Swiss Privacy Shield) mutually agreed upon with Customer.”

2.7Section 8 of the Customer Data Addendum is hereby deleted in its entirety and replaced with the following:

3.[***]

a)[***]

[***]

4.Entire Addendum; Relation to CFA.  This Second Amendment and the Agreement represent the complete agreement of the parties with respect to the subject matter herein, and supersede any other agreement, written or oral.  In the event of any conflict between this Second Amendment and the Agreement, this Second Amendment shall govern and control.  This Second Amendment may be modified only through a written instrument signed by both parties.

5.Severability.  In the event any provision of this Second Amendment is held by a court or other tribunal of competent jurisdiction to be unenforceable, that provision will be reformed and enforced to the maximum extent permissible under applicable law, and the other provisions of this Second Amendment will remain in full force and effect.

WHEREFORE, intending to be bound, the parties have executed this Second Amendment through their authorized representative as of the dates set forth below.

SWITCH, LTD.		BOX, INC.

By:	/s/ [***]	By:	[***] [***]

Name:	[***]	Name:	[***] [***]

Title:	[***]	Title:	[***] [***]

Date:	March 15, 2019	Date:	March 15, 2019 March 15, 2019

COLOCATION FACILITIES AGREEMENT SECOND AMENDMENT
Customer Initials /s/ [***]

SERVICE ORDER

NO.

This Service Order is issued pursuant to the existing Colocation Facilities Agreement by and between Switch and the Customer indicated below.  This Service Order is effective as of the date of Switch’s signature hereto.

Customer Name:	BOX, Inc.	Billing Contact:	Ritu Varma
Contact Name:	[***]	Billing Email:	[***]
Contact Phone:	[***]	Billing Phone:	[***]
Billing Address:	900 Jefferson Ave.	Technical Contact:	[***]
	Redwood City, CA 94063	Technical Email:	[***]

NOTE: Only the Technical Contact noted above will be contacted in the event of an emergency

Description of Services	Quantity	Unit Cost		Subtotal of MRC		Subtotal of NRC
[***]	[***]	$	[***]	$	[***]	[***]
[***]	[***]	$	[***]	$	[***]	[***]
[***]	[***]	$	[***]	$	[***]	[***]
[***]	[***]	$	[***]		[***]	[***]
[***]	[***]	$	[***]		[***]	[***]
[***]	[***]	$	[***]		[***]	[***]
[***]	[***]	$	[***]		[***]	[***]
[***]	[***]	$	[***]		[***]	[***]

Service Commitment Period: [***]	Summary of Charges:
Target Space Delivery /Commencement:	Non-Recurring Charges (NRC)	[***]
[***]	Minimum Monthly Recurring Charges (MRC)	[***]
Security Deposit
	Total due on signing	[***]

SERVICE ORDER	Customer Initials [***]

Important Notes:

[***]

Billing is broken down according to the following table:

Billing Schedule
[***]	[***]
Billing Schedule for Items Listed Above in Description of Services	MRC	NRC
[***]	[***]	[***]
[***]	[***]	[***]

If applicable, installation process will commence a minimum of twenty-five (25) business days after Switch approves all applicable cabinet layout design documents.  Switch will schedule and commence installation and initiation of Service only after Switch receives and accepts: (1) a copy of this Service Order signed by Customer and (2) payment of the NRC.  Capitalized terms not defined herein shall have the definition provided in the CFA.  All prices are subject to applicable taxes and fees.

The term “Premises” means the colocation facilities located at [***].  WHEREFORE, intending to be bound, the parties have executed this Service Order as of the dates set forth below.

SWITCH, LTD.		BOX, INC.

By:	[***]	By:	[***] [***]

Name:	[***]	Name:	[***] [***]

Title:	[***]	Title:	[***] [***]

Date:	March 15, 2019	Date:	March 15, 2019 March 15, 2019

SERVICE ORDER	Customer Initials [***]

SERVICE ORDER

NO.

This Service Order is issued pursuant to the existing Colocation Facilities Agreement by and between Switch and the Customer indicated below.  This Service Order is effective as of the date of Switch’s signature hereto.

Customer Name:	BOX, Inc.	Billing Contact:	[***]
Contact Name:	[***]	Billing Email:	[***]
Contact Phone:	[***]	Billing Phone:	[***]
Billing Address:	900 Jefferson Ave.	Technical Contact:	[***]
	Redwood City, CA 94063	Technical Email:	[***]

NOTE: Only the Technical Contact noted above will be contacted in the event of an emergency

Description of Services	Quantity	Unit Cost	Subtotal of MRC	Subtotal of NRC
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Service Commitment Period: [***]	Summary of Charges:
Target Space Delivery /Commencement:	Non-Recurring Charges (NRC)	[***]
[***]	Minimum Monthly Recurring Charges (MRC)	[***]
[***]	Security Deposit
[***]	Total due on signing	[***]

SERVICE ORDER	Customer Initials [***]

Important Notes:

[***]

[***]

Billing is broken down according to the following table:

Billing Schedule
[***]	[***]
Billing Schedule for Items Listed Above in Description of Services	MRC	NRC
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

If applicable, installation process will commence a minimum of twenty-five (25) business days after Switch approves all applicable cabinet layout design documents.  Switch will schedule and commence installation and initiation of Service only after Switch receives and accepts: (1) a copy of this Service Order signed by Customer and (2) payment of the NRC.  Capitalized terms not defined herein shall have the definition provided in the CFA.  All prices are subject to applicable taxes and fees.

The term “Premises” means the colocation facilities located at [***] WHEREFORE, intending to be bound, the parties have executed this Service Order as of the dates set forth below.

SWITCH, LTD.		BOX, INC.

By:	[***]	By:	[***] [***]

Name:	[***]	Name:	[***] [***]

Title:	[***]	Title:	[***] [***]

Date:	March 15, 2019	Date:	March 15, 2019 March 15, 2019

SERVICE ORDER	Customer Initials [***]

SERVICE ORDER

NO.

This Service Order is issued pursuant to the existing Colocation Facilities Agreement by and between Switch and the Customer indicated below.  This Service Order is effective as of the date of Switch’s signature hereto.

Customer Name:	BOX, Inc.	Billing Contact:	[***]
Contact Name:	[***]	Billing Email:	[***]
Contact Phone:	[***]	Billing Phone:	[***]
Billing Address:	900 Jefferson Ave.	Technical Contact:	[***]
	Redwood City, CA 94063	Technical Email:	[***]

NOTE: Only the Technical Contact noted above will be contacted in the event of an emergency

Description of Services	Quantity	Unit Cost	Subtotal of MRC	Subtotal of NRC
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Service Commitment Period: [***]	Summary of Charges:
Target Billing Commencement: [***]	Non-Recurring Charges (NRC)	[***]
	Minimum Monthly Recurring Charges (MRC)	[***]
	Security Deposit	[***]
	Total due on signing	[***]

SERVICE ORDER	Customer Initials [***]

Important Notes:

[***]

Billing is broken down according to the following table:

Billing Schedule
[***]	[***]
Billing Schedule for Items Listed Above in Description of Services	MRC	NRC
[***]	[***]	[***]

If applicable, installation process will commence a minimum of twenty-five (25) business days after Switch approves all applicable cabinet layout design documents.  Switch will schedule and commence installation and initiation of Service only after Switch receives and accepts: (1) a copy of this Service Order signed by Customer and (2) payment of the NRC.  Capitalized terms not defined herein shall have the definition provided in the CFA.  All prices are subject to applicable taxes and fees.

The term “Premises” means the colocation facilities located at [***].  WHEREFORE, intending to be bound, the parties have executed this Service Order as of the dates set forth below.

SWITCH, LTD.		BOX, INC.

By:	[***]	By:	[***] [***]

Name:	[***]	Name:	[***] [***]

Title:	[***]	Title:	[***] [***]

Date:	March 15, 2019	Date:	March 15, 2019 March 15, 2019

SERVICE ORDER	Customer Initials [***]